                                                                   Exhibit 10.16

                       ASSIGNMENT OF MEMBERSHIP INTERESTS


     FOR VALUE RECEIVED, Inland American Centers, Inc., a Delaware corporation, Assignor, hereby assigns unto Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, Assignee, all of the undersigned's right, title and interest in and to the Membership Interests ("Membership Interests") of the limited liability companies ("Companies") set forth on Schedule A attached hereto and made a part hereof.

     This Assignment is made pursuant to the terms of that certain Membership Interests Purchase Agreement ("Agreement") dated even date herewith by and between Assignor and Assignee. Assignor hereby represents and warrants to Assignee that Assignor is the absolute owner of the Membership Interests, that the Membership Interests are free and clear of all liens, charges and encumbrances, and that Assignor has full right, power and authority to sell the Membership Interests and to make this Assignment. Reference is hereby made to the Agreement for a complete statement of the representations and warranties by Assignor with respect to the Membership Interests conveyed hereby, which are hereby reaffirmed in every respect and incorporated herein by reference. If there shall be any conflict between the terms of this Assignment and the Agreement, the terms of the Agreement shall control.

          IN WITNESS WHEREOF, the Assignor has duly executed this Assignment as of the 31st day of October, 2003.

                                         INLAND AMERICAN CENTERS, INC.


                                         By:  /s/ Karen M. Kautz
                                            ------------------------------
                                            Its: Vice President
                                                 -------------------------
STATE OF ILLINOIS     )
                      ) SS
COUNTY OF DUPAGE      )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Karen M. Kautz, personally known to me as being the Vice President of Inland American Centers, Inc., whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged and swore that he/she signed and delivered the foregoing instrument as his/her free and voluntary act and deed and as the free and voluntary act and deed of the foregoing corporation for the uses and purposes aforesaid.

     Given under my hand and notarial seal, this 31st day of October, 2003.

                                                 /s/ Kimberly A. Mitchell
                                                 ------------------------------
                                                 Notary Public

            OFFICIAL SEAL
        KIMBERLY A. MITCHELL
  NOTARY PUBLIC-STATE OF ILLINOIS
  MY COMMISSION EXPIRES: 03-12-07

                ACCEPTANCE OF ASSIGNMENT OF MEMBERSHIP INTERESTS

     The undersigned, Inland Western Retail Real Estate Trust, Inc., Assignee, hereby accepts the foregoing Assignment of Membership Interests and agrees that it will be admitted as and exercise and perform all the powers and duties of the Sole Member of the Companies and continue the Companies' business from and after October 31, 2003.

Dated: October 31, 2003

                                                 ASSIGNEE:

                                                 INLAND WESTERN RETAIL REAL
                                                 ESTATE TRUST, INC.


                                                 By:     /s/ [ILLEGIBLE]
                                                    --------------------------
                                                         Its: Vice President
                                                              ----------------

                                   SCHEDULE A

COMPANY                              MEMBERSHIP INTERESTS
------------------------------       ---------------------------------------------------
Inland Plano Investments, LLC        Inland Western Retail Real Estate Trust, Inc. - 100%

Inland Plano Acquisitions, LLC       Inland Western Retail Real Estate Trust, Inc. - 100%